UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market
Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share		The Nasdaq Capital Market

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  At the 2019 annual meeting of the stockholders of Plug Power Inc., a Delaware corporation (the “Company”) described under Item 5.07 below, the stockholders approved an amendment and restatement of the Plug Power Inc. Second Amended and Restated 2011 Stock Option and Incentive Plan (the “2011 Plan”) to, among other things, increase the number of shares of the Company’s common stock authorized for issuance under the 2011 Plan from 30,000,000 to 42,400,000 shares. A copy of the Third Amended and Restated 2011 Stock Option and Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

The Company held its 2019 annual meeting of stockholders on May 9, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted upon the following four matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2019 and the supplement thereto filed with the Securities and Exchange Commission on May 2, 2019:

1.  The election of three Class II Directors each to hold office until the Company’s 2022 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2.  The approval of an amendment and restatement of the Company’s Second Amended and Restated 2011 Stock Option and Incentive Plan;

3.  The approval of an advisory resolution regarding the compensation of the Company’s named executive officers; and

4.  The ratification of KPMG LLP as the Company’s independent auditors for 2019.

The votes cast with respect to the election of directors were as follows:

Director	Votes For	Withheld

George C. McNamee	48,313,977	10,483,874

Johannes M. Roth	49,418,977	9,378,874

Gregory L. Kenausis	52,776,996	6,020,855

There were 131,501,864 broker non-votes on this matter. Each of George C. McNamee, Johannes M. Roth and Gregory L. Kenausis was elected as a Class II director, each to hold office until the Company’s 2022 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

The proposal to approve an amendment and restatement of the Company’s Second Amended and Restated 2011 Stock Option and Incentive Plan was approved and the results of the vote were as follows:

For:	49,079,860	Against:	8,796,804	Abstain:	921,187

There were 131,501,864 broker non-votes on this matter.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers was approved and the results of the vote were as follows:

For:	39,101,131	Against:	16,206,279	Abstain:	3,490,441

There were 131,501,864 broker non-votes on this matter.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019 was approved and the results of the vote were as follows:

For:	182,737,380	Against:	5,973,686	Abstain:	1,588,649

There were no broker non-votes on this matter.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

10.1	Third Amended and Restated 2011 Stock Option and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date:May 15, 2019	By:	/s/ Gerard L. Conway, Jr.
	Name:	Gerard L. Conway, Jr.
	Title:	General Counsel and Corporate Secretary